                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                       UNR INDUSTRIES, INC.
- - - - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                        UNR INDUSTRIES, INC.
- - - - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

   [LOGO]
UNR INDUSTRIES, INC.
332 South Michigan Avenue
Chicago, Illinois 60604

- - - - ------------------------------------------

NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS OF
UNR INDUSTRIES, INC.

- - - - ---------------------------------

To the Stockholders and Warrantholders of UNR Industries, Inc.:

Notice is hereby given that a Special Meeting of Stockholders ("Special Meeting") of UNR Industries, Inc., a Delaware corporation ("UNR" or "Company"), will be held at the offices of the Company at 332 South Michigan Avenue, 19th Floor, Chicago, Illinois 60604, on November 1, 1994, at 10:00 a.m., local time, for the purpose of considering and voting upon:

(1) Approval of the 1994 Stock Option Plan;

(2) Approval of the 1994 Executive Stock Purchase Plan; and

(3) Such other business as may properly come before the Special Meeting.

The Board of Directors has determined that only UNR Stockholders and Warrantholders of record at the close of business on October 7, 1994 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. ALL STOCKHOLDERS AND WARRANTHOLDERS, WHETHER OR NOT THEY NOW EXPECT TO BE PRESENT AT THE SPECIAL MEETING, ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES USING THE ENVELOPE PROVIDED. Any Stockholder or Warrantholder present at the meeting may vote personally on all matters before the meeting, and in that event his or her proxy will become void.

Your attention is directed to the following pages for further information relating to the Special Meeting.

                                          By Order of the Board of Directors

Chicago, Illinois                                Victor E. Grimm
October 11, 1994                                 SECRETARY

UNR INDUSTRIES, INC.
332 South Michigan Avenue
Chicago, Illinois 60604
                                                                October 11, 1994

- - - - ---------------------------------

PROXY STATEMENT

- - - - ---------------------------------

GENERAL

The enclosed proxy is being solicited on behalf of the Board of Directors (sometimes referred to as the "Board") of UNR Industries, Inc. ("UNR" or "Company") for use at UNR's Special Meeting of Stockholders ("Special Meeting"), notice of which accompanies this Proxy Statement, and at all adjournments and postponements thereof. The Special Meeting will be held at the offices of the Company, 332 South Michigan Avenue, 19th Floor, Chicago, Illinois, on November 1, 1994 at 10:00 a.m., local time.

Any holder of Common Stock ("Stockholder") or any holder of a warrant ("Warrant") to purchase Common Stock ("Warrantholder") (Stockholders and Warrantholders are referred to herein collectively as "Securityholders") giving a proxy has the power to revoke it at any time prior to exercise thereof by executing a subsequent proxy, by notifying UNR's Secretary of such revocation in a written notice received by him at the above address prior to the Special Meeting, or by attending the Special Meeting and voting in person.

Only Securityholders of record at the close of business on October 7, 1994 (the "Record Date"), are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. At the close of business on the
Record Date,        shares of Common Stock and        Warrants were outstanding,
constituting the only outstanding voting securities. At the Special Meeting, Securityholders will be entitled to one vote for each share of Common Stock and one vote for each Warrant held (shares of Common Stock and Warrants are collectively referred to herein as "Securities").

A Securityholder may, with respect to each matter specified in the notice of the meeting (i) vote "FOR" the matter, (ii) vote "AGAINST" the matter or (iii) "ABSTAIN" from voting on the matter. Securities will be voted as instructed in the accompanying proxy on each matter submitted to Securityholders.

If no contrary instructions are indicated in the proxy, each proxy will be voted FOR approval of the 1994 Stock Option Plan and FOR approval of the 1994 Executive Stock Purchase Plan.

A proxy submitted by a Securityholder may indicate that all or a portion of the Securities represented by such proxy are not being voted by such Securityholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote Securities held in street name on certain matters in the absence of instructions from the beneficial owner of the Securities. The Securities subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted Securities") will be considered Securities not present and not entitled to vote on such matter, although such Securities may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Approval of both matters specified in the notice of the meeting requires the affirmative vote of a majority of the Securities present in person or by proxy at the meeting and entitled to vote on such matter. Accordingly, non-voted Securities with respect to such matters will not affect the determination of whether such matters are approved. The Company's By-Laws provide that Securities voted to abstain will be counted as present for purposes of determining a quorum but will not be included in calculating the vote on any matter.

THE UNR ASBESTOS-DISEASE CLAIMS TRUST (THE "TRUST") BENEFICIALLY OWNED SECURITIES REPRESENTING APPROXIMATELY 56.3% OF THE VOTING POWER OF ALL OUTSTANDING SECURITIES AS OF THE RECORD DATE. THE TRUST HAS INDICATED IT WILL VOTE ITS SECURITIES IN FAVOR OF APPROVING THE 1994 STOCK OPTION PLAN AND THE 1994 EXECUTIVE STOCK PURCHASE PLAN. IF THE TRUST DOES SO VOTE, THE PLANS WILL BE APPROVED.

The cost of the solicitation of proxies will be borne by UNR. UNR does not expect to pay any compensation for the solicitation of proxies but will reimburse brokers and other persons holding Securities in their names, or in the names of nominees, for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to principals and obtaining their proxies.

SECURITIES OWNERSHIP

The following table sets forth information as of September 15, 1994 regarding beneficial ownership of Securities by: (i) each person or group that has reported beneficial ownership of more than five percent of the Common Stock outstanding, (ii) each person or group that has reported beneficial ownership of more than five percent of the Warrants outstanding, (iii) each UNR executive officer and director and (iv) all UNR executive officers and directors as a group:

                                                                          COMMON STOCK (1)             WARRANTS (1)
                                                                      -------------------------  -------------------------
                                                                       Number of                  Number of
                                                                        Shares                    Warrants
                                                                      Beneficially   Percent     Beneficially   Percent
                                                                       Owned (2)     of Class       Owned       of Class
                                                                      -----------  ------------  -----------  ------------
Principal
Securityholders
UNR Asbestos-Disease Claims Trust (3) ..............................   29,437,004        56.3%       --            --
  100 North Lincolnway
  North Aurora, IL 60542
Myro R. Leavitt ....................................................      --            --          263,600          16.4 %
  3730 N. Lake Shore Drive
  Chicago, IL 60613
Metro Corp. ........................................................      --            --          240,000          15.0 %
  312 Union Building
  Charleston, WV 25301

                                                                          COMMON STOCK (1)             WARRANTS (1)
                                                                      -------------------------  -------------------------
                                                                       Number of                  Number of
                                                                        Shares                    Warrants
                                                                      Beneficially   Percent     Beneficially   Percent
                                                                       Owned (2)     of Class     Owned (2)     of Class
                                                                      -----------  ------------  -----------  ------------
Directors and Executive Officers
Charles M. Brennan, III.............................................        4,000       --           --            --
Darius W. Gaskins, Jr...............................................       41,000       --           --            --
Thomas A. Gildehaus.................................................    1,030,000(4)         2.0 %     --          --
Henry Grey..........................................................      555,824(4)         1.1 %     --          --
Victor E. Grimm.....................................................      273,728(4)      --         --            --
Gene Locks..........................................................        5,000       --           --            --
Ruth R. McMullin....................................................       16,700       --            3,375        --
Thomas F. Meagher...................................................        3,000       --           --            --
Robert B. Steinberg.................................................        5,000       --           --            --
William J. Williams.................................................        2,000       --           --            --
All directors and executive officers
  as a group........................................................    1,436,252(4)         2.7 %      3,375      --

- - - - ---------

(1) Beneficial ownership is as defined in rules of the Securities and Exchange Commission and thus treats Common Stock issuable upon exercise of Warrants as outstanding. Percentage ownership is not shown for directors or officers owning less than one percent of the outstanding Securities.

(2) Unless otherwise noted, the persons listed beneficially own all Securities set forth opposite their respective names with sole power to vote and dispose of such Securities, except Mr. Grey (33,333 shares), Mrs. McMullin (1,000 shares) and Mr. Meagher (3,000 shares) wherein voting or investment power is shared with others. Mrs. McMullin's total also includes 8,700 shares held by her spouse.

(3) The Trustees of the Trust are deemed to share beneficial ownership of the 29,437,004 Trust shares, because they collectively possess the sole power to vote and dispose of the Trust shares on behalf of the Trust, except that the United States Bankruptcy Court for the Northern Division of Illinois must approve sales of Trust shares and that a number of the Trust shares must be reserved for purposes of reallocation pursuant to UNR's Confirmed Plan of Reorganization dated March 14, 1989.

(4) Includes 900,000, 500,000 and 250,000 shares held by Messrs. Gildehaus, Grey and Grimm, respectively, which were purchased pursuant to the 1994 Executive Stock Purchase Plan, subject to Securityholder approval at the Special Meeting.

MATTERS TO BE ACTED UPON AT THE SPECIAL MEETING

                     PROPOSAL 1: TO APPROVE ADOPTION OF THE
                  UNR INDUSTRIES, INC. 1994 STOCK OPTION PLAN

Following is a summary of the Stock Option Plan which has been adopted subject to Securityholder approval. This summary is subject to the specific provisions of the Stock Option Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

PURPOSE

The Stock Option Plan is designed to provide Company executives and key employees an opportunity to become holders of Common Stock of the Company over a period of years, thereby giving them a stake in the growth and prosperity of the Company and encouraging their continued service with the Company. The 1994 Stock Option Plan provides flexibility in the grant of options that was not available under the UNR Industries, Inc. Key Executive Stock Option Plan adopted in 1990. Although the Stock Option Plan initially adopted in 1990 will remain in effect, and will be available for grants where appropriate, it is contemplated that any future grants of options will be made primarily under the 1994 Stock Option Plan.

ADMINISTRATION

The Stock Option Plan is to be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is to be composed of not less than two Directors of the Company, each of whom shall be a "Disinterested Person" as defined in SEC Rule 16b-3 and each of whom shall also qualify as an "Outside Director" under Section 162(m) of the Internal Revenue Code of 1986 (the "Code").

ELIGIBILITY

Options are to be granted only to key employees (the "Optionees") of the Company or its subsidiaries selected initially and from time to time thereafter by the Committee on the basis of the special importance of their services in the management, development and operations of the Company.

GRANTING AND EXERCISE OF OPTIONS

The Committee may grant options for not to exceed 500,000 shares of Common Stock of the Company, representing approximately 1% of the outstanding shares of the Common Stock of the Company. In no event shall an employee be granted options for more than 100,000 shares during any 12-month period.

In the event that shares of Common Stock of the Company are changed by a stock dividend, split or combination of shares, or a merger or consolidation or reorganization with another company in which the holders of the Company's Common Stock receive other securities, or any other relevant change in the capitalization of the Company, a proportionate or equitable adjustment will be made in the number or kind of shares subject to unexpired options or available for options and in the purchase price for shares.

Subject to Securityholder approval, the Stock Option Plan is effective September 8, 1994. No option may be granted subsequent to December 31, 1999. In the event an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option). Shares subject to options may be made available from unissued or reacquired shares of Common Stock.

OPTION PRICE

The price at which shares may be purchased pursuant to options shall be determined by the Committee but may not be less than the fair market value of the stock on the date as of which the option is granted.

Unless the Committee otherwise determines, "fair market value" shall be the average of the average of the high and low sales price of the Company's Common Stock on the National Association of Securities Dealers, Inc.'s NASDAQ National Market System ("NASDAQ/NMS") (as reported in THE WALL STREET JOURNAL, Midwest Edition) on each of the five trading days immediately preceding the date as of which the option is granted. The option price shall be reduced (but not below the par value of the stock) by the amount of any "Extraordinary Dividend" made after the date of the grant. "Extraordinary Dividend" means a distribution of the Company's property to stockholders as a dividend in partial liquidation, by way of return of capital, or otherwise, other than a regular periodic cash dividend payable out of funds legally available for dividends under the laws of the State of Delaware at an annual rate not in excess of $.20. The full purchase price for the shares purchased must be paid in cash, by check, or if permitted by the terms of the option grant, by a promissory note or by delivery of shares of the Company's Common Stock at the time of exercise. In connection with the exercise of options, the Company may make loans to such Optionees as the Committee, in its discretion, may determine, subject to certain terms and conditions not inconsistent with the Stock Option Plan. Such loans shall bear interest at rates determined by the Committee, which may be below the current market rates or may be made without interest. No loan shall exceed the fair market value, at the date of exercise, of the shares covered by the option, or portion thereof exercised by the Optionee. Each loan shall have an initial term of not more than two years, which shall be renewable at the discretion of the Committee. When a loan is made, shares of Common Stock of the Company having a fair market value at least equal to 100% of the principal amount of the loan shall be pledged by the Optionee to the Company as security for payment of the unpaid balance of the loan.

DURATION OF OPTIONS

Generally, each option will be for a term of not less than two years nor more than five years from the date of the grant and will become exercisable upon such terms and at such times as the Committee shall determine. The Committee may in its discretion accelerate the exercisability of any option, subject to such terms and conditions as the Committee deems necessary and appropriate, which may include a requirement that the Optionee grant the Company an option to repurchase all or a portion of the number of shares acquired upon exercise of the accelerated option. In addition, the Committee may, at any time prior to the expiration or termination of an option previously granted, extend the term of such option for such additional period as it shall, in its discretion, determine (but only insofar as the aggregate option period with respect to an option does not exceed five years). In the event of a "Change in Control" of the Company as defined in the Stock Option Plan, options are immediately exercisable in full and Optionees have the right to require the Company (or, if the Company is not the survivor of a merger, consolidation or reorganization with an acquiror, the acquiror) to purchase their options in cash for the difference between the exercise price of their options and a price reasonably related to the then current market price for the Company's Common Stock. A "Change in Control" includes (i) the acquisition by any person or group acting in concert of beneficial ownership of 50% or more of the Company's outstanding shares and Warrants, with certain exceptions, (ii) a change in the composition of the Company's Board of Directors in any 24-month or less period such that a majority of the directors serving at the end of the period were not serving at the beginning of the period, unless at the end of the period the majority of directors in office were nominated upon the recommendation of a majority of the Board at the beginning of the period, or (iii) approval by Securityholders of a merger, consolidation or similar transaction, or the sale of all or substantially all of the Company's consolidated assets, as to which those Securityholders immediately prior to such transaction are not the owners of more than 50% of the resulting corporation's outstanding voting securities after such event.

TRANSFERABILITY AND TERMINATION OF OPTIONS

Options are not transferable by the Optionee other than by will or by laws of descent and distribution. Options expire if the employment of an Optionee with the Company is terminated for any reason other than death, permanent disability or retirement. In the event of termination of employment because of death or disability, the Optionee (or, if the Optionee is not living, the Optionee's heirs, legatees or legal representatives) may exercise the option in full, without regard to the times of exercise specified at the time of grant of the option, at any time during its term within one year after termination. In the event of retirement, an option may be exercised by the Optionee (or if the Optionee dies after retirement, by the Optionee's heirs, legatees or legal representatives) at any time during its term within one year after the date of retirement, but only to the extent that it was exercisable on the date of retirement.

FEDERAL TAX CONSEQUENCES

Under existing federal income tax law, no income will be recognized to the Optionee at the time of the grant. Upon the exercise of the option, the Optionee will be required to treat as ordinary income the difference between the option price and the fair market value of the stock purchased, and the Company will be entitled to a deduction in such amount. Assuming that the shares received upon exercise of an option constitute capital assets in the Optionee's hands, any gain or loss upon the disposition of the shares will be treated as capital gain or loss, which will be long-term if the shares are held longer than one year.

In the case of the exercise of an option using previously acquired shares, (i) with respect to the evenly exchanged shares (i.e., the new shares received which are equal in number to the old shares surrendered), no gain or loss will be recognized to the Optionee at the time of exercise, the Company will not be entitled to a deduction, and the basis and holding period of the equal number of new shares received in the exchange will be the same as the basis and holding period of the surrendered shares, and (ii) with respect to the additional shares received upon exercise, the Optionee will be required to recognize as ordinary income in the year of exercise an amount equal to the fair market value on the date of exercise of the additional shares received (and withheld to satisfy tax withholding liability), less any cash paid upon exercise, and the Company will be entitled to a deduction in a corresponding amount. The basis of the additional shares received will be equal to their fair market value on the date of exercise and the holding period for such shares begin on the date of the exercise.

AMENDMENT AND EFFECTIVE DATE

The Board of Directors or any authorized committee thereof may amend or discontinue the Stock Option Plan at any time, provided that no such amendment or discontinuance may, without the consent of the Optionee, change or impair any option previously granted, or, without Securityholder approval, increase the maximum number of shares which may be purchased by all employees, change the minimum purchase price or change the limitations on the option period or increase the time limitations on the grant of options.

INITIAL GRANT OF OPTIONS

Subject to approval of the Stock Option Plan by Securityholders, and in accordance the terms of the Stock Option Plan, the Committee has granted options to eight key employees of the Company (none of whom are executive officers) to purchase an aggregate of 405,000 shares. The initial exercise price for the options is $5.525 per share, which exercise price will be reduced by any Extraordinary Dividends, as described above. The options granted have a five-year term and become exercisable 54 months after the date of the grant, or earlier, if the Company's Common Stock is traded in any transaction on the NASDAQ/NMS at a price which, when added to the amount of Extraordinary Dividends paid after the date of the grant, equals or exceeds the following:

   Trade Price
      Plus
  Extraordinary    Percentage of Shares
    Dividends           Exercisable
- - - - -----------------  ---------------------
      $6.75                33 1/3%
      $7.50                66 2/3%
      $8.50                   100%

These options are designed to encourage employee commitment to the Company and to closely align the interests of these key employees with the stockholders of the Company.

                       PROPOSAL 2: TO APPROVE ADOPTION OF
            UNR INDUSTRIES, INC. 1994 EXECUTIVE STOCK PURCHASE PLAN

Following is a summary of the Stock Purchase Plan which has been adopted subject to Securityholder approval. This summary is subject to the specific provisions of the Stock Purchase Plan, a copy of which is attached to this Statement as Exhibit B.

PURPOSE

The purpose of the Stock Purchase Plan is to benefit the Company by encouraging and facilitating the acquisition of a larger financial interest in the Company through direct stock purchase by those key executives of the Company upon whose judgment and interest the Company is largely dependent for the successful conduct of its operations.

ADMINISTRATION

The Stock Purchase Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Committee") whose interpretation and administration of the plan are final.

ELIGIBILITY AND SHARES COVERED

Persons eligible to purchase shares under the Stock Purchase Plan (the "participants") are only those key executives of the Company selected by the Committee on the basis of the special importance of their services in the management, development and operations of the Company. The Committee may not authorize the sale of more than 2,000,000 shares, subject to adjustment in the event of a stock dividend, stock split, combination of shares or other change in capitalization of the Company, in which case the Committee shall provide for equitable adjustment in the number of shares then subject to the Plan.

PURCHASE PRICE

The purchase price of shares under the Plan is the par value of the shares to be purchased for cash and a promissory note or notes in a principal amount equal to the fair market value of the shares on the date of purchase, less their par value. Unless the Committee otherwise determines, fair market value is the average of the average of the reported high and low sales prices of the Company's Common Stock NASDAQ/NMS (as reported in THE WALL STREET JOURNAL, Midwest Edition) on each of the five trading days immediately preceding the date of purchase. The notes shall be for such duration and bear such interest, if any, as determined by the Committee. The notes shall be secured by a pledge of the shares and may be with recourse or without recourse. The Committee may determine that all or part of any dividends on the shares be applied to reduce the outstanding principal amount (and interest, if any) of the notes. The Committee may further determine, at or before the time of purchase, that the Company and the participant shall share the profit or loss, or both, upon the ultimate disposition of the shares in such proportions and for such period of time as the Committee may specify. When the notes become due, any or all of the shares may be surrendered to the Company, at the option of the participant, with their fair market value applied to the principal and interest. The Committee may also determine principal, interest and repayment provisions in the event of death, disability or other termination of employment.

OWNERSHIP OF SHARES

Participants are deemed to be the owners of the shares purchased under the Stock Purchase Plan for all purposes, including the right to vote the shares. Participants may sell the shares at any time, but the proceeds of any such sale must be applied against the outstanding principal (and any interest owing) on the notes.

AMENDMENT AND EFFECTIVE DATE

The Board of Directors or any authorized committee thereof may amend or discontinue the Stock Purchase Plan at any time, provided that no such amendment or discontinuance may, without the consent of the participant, change or impair any rights previously granted, or without Securityholder approval, increase the number of shares which may be purchased under the Plan.

FEDERAL TAX CONSEQUENCES

Under existing federal tax law any dividends or distributions on shares purchased by a participant will be includible in the participant's income to the extent made out of the Company's earnings and profits. To the extent that such dividends or distributions constitute return of capital, the basis of the stock owned by the participant would be reduced. Interest, if any, on the notes will be deductible by a participant, subject to investment interest limitations. If the notes are interest free, interest will be imputed and a corresponding deduction will be available to participants, subject to investment interest limitations. The Company will include in its gross income the interest, if any, on the notes and will be entitled to a deduction for any income imputed to the participant.

When shares are sold by a participant, the sale will result in a capital gain or loss measured by the difference between the amount paid for the shares (less any return of capital distributions) and the amount realized upon the sale. Such capital gain or loss will be long-term if the participant held the shares for over one year.

INITIAL PURCHASE OF SHARES

Subject to approval of the Stock Purchase Plan by Securityholders, and in accordance with the terms of the Stock Purchase Plan, 1,650,000 shares have been purchased by three executive officers of the Company, as follows:

      Name and Position        Shares Purchased
- - - - -----------------------------  -----------------
Thomas A. Gildehaus                  900,000
  President and Chief
  Executive Officer
Henry Grey                           500,000
  Senior Vice President
  and Chief Financial Officer
Victor E. Grimm                      250,000
  Vice President, Secretary
  and General Counsel

The shares were purchased on September 9, 1994 at a price of $5.525 per share. The purchase price is the average of the average of the reported high and low prices for the Company's Common Stock on the NASDAQ/NMS on each of the five trading days preceding the purchase. Shares were paid for in cash in the amount of the par value of the shares ($.01 per share) and the balance in promissory notes due in three years. The notes are interest free (although for tax purposes interest is imputed), except that in the event that a participant resigns from the Company or is terminated for cause, the notes become due and interest at the applicable federal rate under Section 1274 of the Code is applied retroactively from the date of the notes.

If the shares are sold prior to the expiration of three years other than in connection with a Change in Control (as defined on page 5), interest is applied retroactively from the date of the note at the applicable federal rate. Dividends and distributions on the shares, after deduction of federal and state taxes, must be paid to the Company to be applied to the principal of the notes. The notes are limited recourse in that, if the security is insufficient to cover the loan balance at maturity, the participant can tender the shares in partial payment of the notes and is personally liable for that portion of the deficiency that exceeds 25% of the loan balance (before applying the security). The Company's recourse is limited to the shares if the participant dies, becomes disabled or is terminated without cause, if there is a Change in Control, or if the Company exercises its option to apply the shares to the notes upon the participant's resigning or being terminated for cause.

On  October 5, 1994, the  closing reported sales price  for the Company's Common
Stock on NASDAQ/NMS was $      .

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

The following table sets forth the total cash and non-cash compensation in each of the last three years for the Company's Chief Executive Officer and the other executive officers of the Company.

                                                                                Long Term
                                                                           Compensation Awards
                                                                      ------------------------------
                                                Annual Compensation    Restricted      Securities
                                                --------------------      Stock        Underlying         All Other
Name and Principal Position           Year      Salary ($) Bonus (2)  Awards ($)(3)  Options (#)(4)   Compensation ($)
- - - - ---------------------------------  -----------  ---------  ---------  -------------  ---------------  -----------------
Thomas A. Gildehaus .............       1993    $ 337,500  $ 330,000   $   142,500         --           $   49,883(5)
  President and Chief                   1992(1) $ 150,000  $ 150,000   $   348,750         --           $    1,429(5)
  Executive Officer
Henry Grey ......................       1993    $ 176,100  $ 100,000   $    63,949         --           $   38,437(6)
  Vice-President                        1992    $ 169,300  $ 127,000       --              --           $   22,208(6)
  Finance & Treasurer                   1991    $ 162,000  $  50,000       --              55,000       $   18,210(6)
Victor E. Grimm .................       1993    $ 161,875  $  95,000   $    57,195         --           $   13,432(6)
  Vice-President and                    1992(7) $  39,375  $  20,000       --              --                --
  General Counsel
  and Secretary

- - - - ----------

(1) Mr. Gildehaus' employment commenced on July 1, 1992 pursuant to an employment agreement having a term of three years. For further details see Employment Contracts and Change of Control Agreements on pages 10 and 11.

(2) Bonus payments are made pursuant to the terms of the UNR Key Management Incentive Variable Compensation Plan.

(3) Restricted Stock Awards are made pursuant to the terms of the UNR Industries, Inc. 1992 Restricted Stock Plan. The stock is valued at the closing price of the stock on NASDAQ/NMS on the date of the award. On December 31, 1993

     Mr. Gildehaus held 80,000  shares of restricted  stock valued at  $540,000.
     Mr. Gildehaus is entitled to receive all dividends on restricted stock held by him. Mr. Gildehaus' restricted stock is vested at the time of the award subject to forfeiture within three years from the date of the award in the event of termination of his employment by the Company for cause or by voluntary resignation. The forfeiture restriction terminates as to a prorated portion of shares in the event of a termination by the Company without cause or termination by Mr. Gildehaus for good reason. The number of shares and the value of the restricted stock held by Mr. Grey and Mr.
     Grimm, respectively, on December 31, 1993 was 9,658 shares valued at $65,192 and 8,638 shares valued at $58,306. Messrs. Grey and Grimm are entitled to receive regular dividends on restricted stock held by them;
     extraordinary dividends are paid in the form of additional restricted stock. Vesting occurs after five years of continuous employment.

(4) No stock options were granted in the years 1992 and 1993, and as of December 31, 1993 Mr. Grey held no unexercised options.

(5) The amount shown for 1993 includes the Company's contribution of $3,148 to Mr. Gildehaus' 401(k) plan, a contribution of $16,606 to Mr. Gildehaus' account in the UNR Employees Profit Sharing Plan, a contribution of $27,269 to Mr. Gildehaus' account in the UNR Industries, Inc. Supplemental
     Executive Retirement Plan, and $2,860 for an annual life insurance premium.
     The amount shown for 1992 is for a life insurance premium.

(6)  The amounts shown  include the  Company contributions  to the  individual's
     401(k)  plan and contributions  to his account in  the UNR Employees Profit
     Sharing Plan and the UNR Industries, Inc. Supplemental Executive Retirement
     Plan. For Mr.  Grey the Company  contributions to the  401(k) plan for  the years  1991, 1992  and 1993 were  $2,966, $2,471,  and $3,148 respectively;
     contributions to the Profit Sharing Plan for the years 1991, 1992 and  1993 were  $15,244, $19,737, and $16,606,  respectively, and the contribution to the Supplemental Executive Retirement  Plan for 1993  was $18,683. For  Mr.
     Grimm  the Company's contribution  to the 401(k) plan  for 1993 was $1,574;
     the contribution to the Profit Sharing Plan was $11,858.

(7)  Mr. Grimm's employment commenced on October 1, 1992.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

                                                                                                      Value of
                                                                                                   Unexercised in
                                                                                                      the Money
                                                                  No. of Securities Underlying       Options at
                                                               Unexercised Options at Fiscal Year    Fiscal Year
                                                                            End (#)                    End ($)
                                 Acquired on       Value       ----------------------------------  ---------------
                                Exercise (#)   Realized ($)(1)   Exercisable      Unexercisable      Exercisable
                                -------------  --------------  ---------------  -----------------  ---------------
Thomas A. Gildehaus ..........       --              --              --                --                --
 President and Chief
 Executive Officer
Henry Grey ...................       51,667      $  259,950          --                --                --
 V.P.-Finance &
 Treasurer
Victor E. Grimm ..............       --              --              --                --                --
 V.P., Secretary and
 General Counsel

                                  Unexercisable
                                -----------------
Thomas A. Gildehaus ..........         --
 President and Chief
 Executive Officer
Henry Grey ...................         --
 V.P.-Finance &
 Treasurer
Victor E. Grimm ..............         --
 V.P., Secretary and
 General Counsel

- - - - ----------
(1) Values are calculated by subtracting the exercise price from the fair market value of the stock as of the exercise date.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS.

EMPLOYMENT AGREEMENT -- THOMAS A. GILDEHAUS

On July 1, 1992, Mr. Thomas A. Gildehaus was elected President and Chief Executive Officer of UNR. UNR entered into an employment agreement (the "Agreement") with Mr. Gildehaus having a term of three years. The Agreement provides for an annual base salary of $300,000, which salary will be reviewed annually, and may be increased, but not decreased, by the Compensation Committee of the Board of Directors. Additionally, he receives an annual incentive bonus if certain mutually agreed upon performance goals are attained. Under the Restricted Stock Plan Mr. Gildehaus received a restricted Common Stock award of 60,000 shares on July 1, 1992, 20,000 shares on July 1, 1993, and 20,000 shares on July 1,

1994. In the event Mr. Gildehaus is terminated by UNR other than for cause, death or disability or in the event Mr. Gildehaus terminates his employment for good reason, as defined in the Agreement, the Agreement provides for severance pay in an amount equal to 150% of the then current annual base salary if a termination occurs prior to a Change in Control (substantially as defined on page 5) or in an amount equal to 300% of the then current annual base salary if a termination occurs after a Change of Control. Under the Agreement, Mr. Gildehaus will receive disability income equal to 60% of the then current annual base salary during any period of disability and life insurance having a basic death benefit of $450,000. Mr. Gildehaus is also entitled to participate in Company-wide standard benefit programs as well as other benefit programs.

CHANGE OF CONTROL AGREEMENTS

On March 5, 1993 UNR also entered into Change of Control Agreements ("Control Agreements") with named executive officers, Henry Grey and Victor E. Grimm. These Agreements are for a term of three years, subject to renewal for additional three year terms. Change of Control is as defined on page 5.

If, during the term of these Control Agreements, a Change of Control occurs, and within a two year period from the date of such Change of Control, either (i) the executive's employment with the Company is terminated by the Company other than for cause or on account of the executive's death, permanent disability or retirement, or (ii) the executive resigns for good reason, then the Company is required to pay to the executive a severance payment in an amount equal to three times the total of the executive's annual salary plus the target bonus for the year in which termination occurs; provided that in no event may the total amount of the severance payment exceed 2.99 times the five year average W-2 income of the executive. The severance payment shall be payable in a single lump sum payable within 30 days of the termination of employment or resignation.

In addition to the severance payment, the Company is required to provide health, disability and life insurance in accordance with the plans maintained by the Company for executives for a period of three years from the date of termination of the executive's employment, provided that health, disability and life insurance benefits cease if the executive becomes employed during such period and receives similar benefits in connection with such employment.

During employment and for a period of one year after the termination of employment for any reason, the executive may not enter into, be connected with, or work for an individual, firm or corporation which is then in substantial competition with the Company in the United States.

OTHER MATTERS

At this time, the Board of Directors is not aware of any other matters to be presented for action at the Special Meeting other than those presented above in this Proxy Statement. If any other business should come before the Special Meeting, votes may be cast with respect to such matters in accordance with the best judgment of the person or persons acting under the proxy.

SECURITYHOLDER PROPOSALS

Securityholder proposals for inclusion in proxy materials for the 1995 Annual Meeting of Stockholders should be addressed to UNR's Secretary, 332 South Michigan Avenue, Chicago, Illinois 60604, and must be received on or before December 6, 1994. The Company's By-Laws specify procedures for notifying the Secretary of business to be properly brought before any meeting of Securityholders. A copy of the By-Laws may be obtained from UNR's Secretary.

                                          By Order of the Board of Directors
                                          Victor E. Grimm
                                          SECRETARY

Chicago, Illinois
October 11, 1994

                                                                       EXHIBIT A

                              UNR INDUSTRIES, INC.
                             1994 STOCK OPTION PLAN

                            ------------------------

    1. STATEMENT OF PURPOSE. The purpose of this Stock Option Plan (the "Plan") is to benefit UNR Industries, Inc. (the "Company") and its subsidiaries by offering certain present and future executives and key personnel a favorable opportunity to become holders of stock in the Company over a period of years, thereby giving them a stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company or its subsidiaries.

    2. ADMINISTRATION. Except as provided in Paragraph 12 hereof, the Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"), consisting of not less than two directors of the Company each of whom shall be a "Disinterested Person" as defined in Rule 16(b)-3 under
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act") or any successor rule promulgated under Section 16(b) of the 1934 Act, and each of whom shall also qualify as an "Outside Director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time and any successor thereto (the "Code"). The Committee shall have full and final authority, in its discretion, to interpret the terms and provisions of the Plan and to determine matters pertaining to options granted under the Plan.

    3. ELIGIBILITY. Options shall be granted only to key employees of the Company or its subsidiaries selected initially and from time to time thereafter by the Committee on the basis of the special importance of their services in the management, development and operations of the Company or its subsidiaries (each such key employee receiving options granted under the Plan is referred to herein as an "Optionee").

    4. GRANTING OF OPTIONS. (a) The Committee may grant options under which a total of not in excess of five hundred thousand (500,000) shares of the common stock of the Company may be purchased from the Company, subject to adjustment as provided in Paragraph 11 hereof. Options granted under the Plan are intended not to be treated as incentive stock options as defined in Section 422 of the Code.

    (b) No options shall be granted under the Plan subsequent to December 31, 1999. In the event that an option expires or is terminated or cancelled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a cancelled option). Shares subject to options may be made available from unissued or reacquired shares of common stock.

    (c) In no event shall an employee be granted Options for more than one hundred thousand (100,000) shares of common stock during any twelve-month period.

    (d) Nothing contained in the Plan or in any option granted pursuant thereto shall confer upon any Optionee any right to be continued in the employment of the Company or any subsidiary of the Company, or interfere in any way with the right of the Company or its subsidiaries to terminate his or her employment at any time.

    5. OPTION PRICE. The option price shall be determined by the Committee and, subject to the provisions of Paragraph 11 hereof, shall be not less than the fair market value, on the date as of which the option is granted, of the stock subject to the option. Unless the Committee otherwise determines, for purposes of this Paragraph 5, "fair market value" shall be the average of the average highest and lowest sales prices of the Company's common stock on the National Association of Securities Dealers, Inc.'s Automated Quotation/National Market System ("NASDAQ/NMS") (or if the Company's common stock is not then traded on the NASDAQ/NMS, on the principal market where such common stock is actively traded) (as reported in THE WALL STREET JOURNAL, Midwest Edition) on each of the five trading days immediately preceding the date as of which the option is granted. The option price shall be reduced (but not below the par value of the stock) by the amount of any "Extraordinary Dividend" made after the date of the grant. "Extraordinary Dividend" means a distribution of the Company's property to stockholders as a dividend in partial liquidation, by way of return of capital, or otherwise, other than a regular periodic cash dividend payable out of funds legally available for dividends under the laws of the State of Delaware at an annual rate not in excess of $.20.

    6. DURATION OF OPTIONS, INCREMENTS AND EXTENSIONS. Subject to the provisions of Paragraph 9 hereof, each option shall be for such term of not less than two years nor more than five years, as shall be determined by the Committee at the date of the grant. Each option shall become exercisable upon such terms and at such times as the Committee shall determine. The Committee may in its discretion (a) accelerate the exercisability of any option, subject to such terms and conditions as the Committee deems necessary and appropriate to effectuate the purpose of the Plan; or (b) at any time prior to the expiration or termination of any option previously granted, extend the term of any option for such additional period or periods as the Committee, in its discretion, may determine. In no event, however, shall the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, exceed five years. Subject to the foregoing, all or any part of the shares as to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the option term.

    7. CHANGE IN CONTROL. (a) Any option previously granted under the Plan to an Optionee who is an employee of the Company or any of its subsidiaries on the date of a "Change in Control" shall be immediately exercisable in full on or after such date during its term, without regard to any times of exercise established under Paragraph 6 hereof. The term "Change in Control" shall mean the occurrence, at any time during the specified term of an option granted under the Plan, of any of the following events:

         (i) The acquisition, by a person or group of persons acting in concert, of a beneficial ownership interest in the Company, resulting in the total beneficial ownership of such persons or group of persons equaling or exceeding 50% of the outstanding common stock and warrants of the Company; provided, however, that no such person or group of persons shall be deemed to beneficially own (i) any common stock or warrants acquired directly from the Company or (ii) any common stock or warrants held by the Company or any of its subsidiaries or any employee benefit plan (or any related trust) of the Company or its subsidiaries. The Change in Control shall be deemed to occur on the date the beneficial ownership of the acquiring person or group of persons first equals or exceeds 50% of the outstanding common stock and warrants of the Company.

        (ii) A change, within any period of twenty-four (24) months or less, in the composition of the Board such that at the end of such period a majority of the directors who are then serving were not serving at the beginning of such period, unless at the end of such period the majority of the directors in office were nominated upon the recommendation of a majority of the Board at the beginning of such period. The Change in Control shall be deemed to occur on the date the last director necessary to result in a Change in Control takes office or resigns from office, as applicable.

        (iii) Approval by the securityholders of the Company of a merger, consolidation or other reorganization having substantially the same effect, or the sale of all or substantially all the consolidated assets of the Company in each case, with respect to which the persons or group of persons who were the respective beneficial owners of the common stock or warrants immediately prior to such event do not, following such event, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding voting securities of the corporation resulting from such event or the corporation purchasing or receiving assets pursuant to such event. The Change in Control shall be deemed to occur on the date on which the transaction is approved by the Company's securityholders.

    If more than one of the foregoing events shall occur, each such event shall constitute a separate Change in Control.

    (b) Notwithstanding any other provisions in the Plan, prior to the passage of one year from and after any Change in Control, each Optionee shall have the right to require the Company (or, if the Company is not the survivor of a merger, consolidation or reorganization with an Acquiror, the Acquiror) to purchase from him or her any or all unexercised options granted under the Plan at a purchase price equal to (i) the excess of the fair market value per share over the option price multiplied by (ii) the number of option shares specified by the Optionee for purchase in a written notice to the Company (or, if the Company is not the survivor of a merger, consolidation or reorganization with an Acquiror, the Acquiror), attention of the Secretary.

    (c) For purposes of Paragraph 7(b) above, "fair market value per share" shall mean, (i) except in the case of a merger, consolidation or reorganization with an Acquiror in which the Company is not the survivor (a "Termination Merger"), the higher of (A) the average of the highest sales price per share of the Company's common stock on the NASDAQ/NMS (as reported in THE WALL STREET JOURNAL, Midwest Edition) (or, if the Company's common stock is not then traded on the NASDAQ/NMS, on the principal market where such common stock is actively traded) on each of the five trading days immediately preceding the date the Optionee so notifies the Company or (B) the average of the highest sales price per share of the Company's common stock on the NASDAQ/NMS (as reported in THE WALL STREET JOURNAL, Midwest Edition) (or, if the Company's common stock is not then traded on the NASDAQ/NMS, reported on the principal market where such common stock is actively traded) on each of the five trading days immediately preceding the date of the Change in Control, and (ii) in the case of a Termination Merger, the higher of (C) the fair market value of the consideration receivable per share by holders of common stock of the Company in such Termination Merger, which fair market value as to any securities included in such consideration shall be the average of the highest sales price per unit of such security on the NASDAQ/ NMS (as reported in THE WALL STREET JOURNAL, Midwest Edition) (or, if such security is not traded on the NASDAQ/NMS, reported on the principal market where such security is actively traded) on each of the five trading days immediately preceding the date of the Termination Merger and as to any such security not actively traded in any market and as to all other property included in such consideration, shall be the amount determined by the Committee in its discretion or (D) the amount determined pursuant to clause
(c)(i)(B) of this Paragraph 7. The amount payable to each Optionee by the Company or Acquiror, as the case may be, shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

    8. EXERCISE OF OPTION. (a) An option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased either in cash, by check, or, if permitted by the terms of the option grant, by a promissory note in a form specified by the Company or by shares of the Company's common stock or by a combination of these methods of payment. For this purpose, the per share value of the Company's common stock shall be the fair market value on the date of exercise (or, if the date of exercise is not a trading day, on the trading day next preceding the date of exercise), which shall, unless the Committee otherwise determines, be the average of the highest and lowest sales prices of the Company's common stock on the NASDAQ/NMS (as reported in THE WALL STREET JOURNAL, Midwest Edition) (or if the Company's common stock is not then traded on the NASDAQ/NMS, on the principal market where such common stock is actively traded) on such date.

    (b) In connection with the exercise of options granted under the Plan, the Company may make loans to such Optionees as the Committee, in its discretion, may determine. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Committee shall determine not inconsistent with the Plan. Such loans shall bear interest at such rates as the Committee shall determine from time to time, which rates may be below then current market rates or may be made without interest. In no event may any such loan exceed the fair market value, at the date of exercise, of the shares covered by the option, or portion thereof, exercised by the Optionee. No loan shall have an initial term exceeding two years, but any such loan may be renewable at the discretion of the Committee. When a loan shall have been made, shares of common stock of the Company having a fair market value at least equal to 100 percent of the principal amount of the loan shall be pledged by the Optionee to the Company as security for payment of the unpaid balance of the loan.

    (c) At the time of the exercise of any option, the Company may require, as a condition of the exercise of such option, the Optionee to pay the Company an amount equal to the amount of the tax the Company or its subsidiary may be required to withhold to obtain a deduction for federal and state income tax purposes as a result of the exercise of such option by the Optionee or to comply with applicable law.

    (d) At any time when an Optionee is required to pay an amount required to be withheld under applicable income tax or other laws in connection with the exercise of an option, the Optionee may satisfy this obligation in whole or in part by making an election ("Election") to have the Company withhold shares of common stock of the Company, or, if the Committee so determines, by delivering shares of common stock of the Company ("Delivery"), having a value equal to the amount required to be withheld. The value of the shares to be withheld or delivered shall be based on the fair market value of the common stock of the Company on the date that the amount of tax to be withheld shall be determined (the "Tax Date"), which shall, unless the Committee otherwise determines, be the average of the highest and lowest sales prices of the Company's common stock reported on the NASDAQ/NMS (as reported in THE WALL STREET JOURNAL, Midwest Edition) (or if the Company's common stock is not then traded on the NASDAQ/NMS, on the principal market where such common stock is actively traded). Each Election or Delivery must be made on or prior to the Tax Date and shall be irrevocable. The Committee may disapprove any Election or Delivery or may suspend or terminate the right to make Elections or Deliveries. If an Optionee is a person described in Section 16(a) of the Exchange Act, then an Election is subject to the following additional restrictions: (i) no election shall be effective for a Tax Date which occurs within six months of the grant of the option; and (ii) the Election must be made either (A) six months prior to the Tax Date, (B) during a period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary consolidated statements of revenue and income and ending on the twelfth business day following such date or (C) more than six months and one day from the later of the date of the grant of the option hereunder to such person or the date of the most recent transaction by such person which is treated as a purchase of the common stock of the Company pursuant to the Exchange Act and the rules and regulations thereunder, and which is not exempt from Section 16(b) of the Exchange Act.

    (e) At the time of any exercise of any option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee (or his heirs, legatees, or legal representative, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee upon his exercise of part or all of the option and a stop transfer order may be placed with the transfer agent. Each option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state, federal or foreign law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

    9. TERMINATION OF EMPLOYMENT EXERCISE THEREAFTER. (a) In the event the employment of an Optionee with the Company or any of its subsidiaries is terminated for any reason other than death, permanent disability or retirement, such Optionee's option shall expire and all rights to purchase shares pursuant thereto shall terminate immediately. Temporary absence from employment because of illness, vacation, approved leaves of absence, and transfers of employment among the Company and its subsidiaries shall not be considered to terminate employment or to interrupt continuous employment. Conversion of an Optionee's employment relationship to a consulting arrangement shall not result in termination of previously granted options.

    (b) In the event of termination of employment because of death or permanent disability (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as shall be subsequently amended), the option may be exercised in full, without regard to any times of exercise established under Paragraph 6 hereof, by the Optionee or, if the Optionee is not living, by the Optionee's heirs, legatees, or legal representatives, as the case may be, during its specified term prior to one year after the date of death or permanent disability. In the event of termination of employment because of retirement, the option may be exercised by the Optionee or, if the Optionee dies after such termination, by the Optionee's heirs, legatees, or legal representatives, as the case may be, at any time during its specified term prior to one year after the date of such termination, but only to the extent the option was exercisable at the date of such termination.

    10. NON-TRANSFERABILITY OF OPTIONS. No option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution and each option shall be exercisable during an Optionee's lifetime only by the Optionee or by the Optionee's legal representative.

    11. ADJUSTMENT. The number of shares subject to the Plan and to options granted under the Plan shall be adjusted as follows: (a) in the event that the Company's outstanding common stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to options granted thereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations there shall be substituted, on an equitable basis as determined by the Committee, for each share of common stock then subject to the Plan and for each share of common stock then subject to an option granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of common stock of the Company will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, the Committee shall provide for an equitable adjustment in the number of shares of common stock then subject to the Plan and to each share of common stock then subject to an option granted under the Plan. In the event of any such adjustment, the exercise price per share shall be proportionately adjusted.

    12. AMENDMENT OF PLAN. The Board of Directors of the Company or any authorized committee thereof may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall (a) without the consent of the Optionee change or impair any option previously granted, or (b) without the approval of the holders of a majority of the shares of the voting common stock and warrants of the Company, which approval may be made by written consent, (i) increase the maximum number of shares which may be purchased by all employees,
(ii) change the minimum purchase price, or (iii) change the limitations on the option period or increase the time limitations on the grant of options.

    13. EFFECTIVE DATE. The Plan is effective as of September 8, 1994, subject to approval by a holder(s) of a majority of the shares of common stock and warrants of the Company, which approval may be made by written consent. Grants may be made hereunder prior to securityholder approval of this Plan, provided that any such grants shall be subject to securityholder approval of the Plan within 12 months thereof.

                                                                       EXHIBIT B

                              UNR INDUSTRIES, INC.
                       1994 EXECUTIVE STOCK PURCHASE PLAN

                            ------------------------

UNR Industries, Inc., a Delaware corporation (the "Company"), hereby establishes, subject to stockholder approval as provided in Section 11, the 1994 Executive Stock Purchase Plan (the "Plan"), pursuant to which certain key executives of the Company may purchase shares of Common Stock, $.01 par value, of the Company ("Shares"), for consideration equal to the par value of such Shares in cash and promissory notes secured by the Shares in a principal amount equal to the fair market value of the Shares on the date of purchase, less their par value.

    1. STATEMENT OF PURPOSE. The purpose of the Plan is to benefit the Company by encouraging and facilitating the acquisition of a larger financial interest in the Company by those key executives of the Company upon whose judgment and interest the Company is largely dependent for the successful conduct of its operations.

    2. ADMINISTRATION. Except as provided in Section 9, the Plan shall be administered by the Compensation Committee of the Board of Directors of the Company, whose interpretation of the terms, provisions and operation of the Plan shall be final and conclusive.

    3. ELIGIBILITY. Shares shall be sold under the Plan only to key executives of the Company selected initially and from time to time thereafter by the Committee on the basis of the special importance of their services in the management, development and operations of the Company (each such key executive entitled to purchase Shares under the Plan being referred to herein as a "Participant").

    4. SHARES COVERED. The Committee may sell not more than two million (2,000,000) Shares under the Plan, subject to adjustment as provided in Section 8.

    5. PURCHASE PRICE. The purchase price for Shares under the Plan shall be the par value of the Shares purchased in cash, and a promissory note or notes ("Notes") in a principal amount equal to the fair market value of the Shares on the date of purchase, less their par value. Unless the Committee otherwise determines, for purposes of this Section 5, "fair market value" shall be the average of the average highest and lowest sales prices of the Company's Common Stock on the National Association of Securities Dealers, Inc.'s Automated Quotations/National Market System ("NASDAQ/NMS") (as reported in THE WALL STREET JOURNAL, Midwest Edition) on each of the five trading days immediately preceding the date of purchase.

    6. NOTES. The Notes delivered by the Participant upon purchase of the Shares shall be for such duration and bear such interest, if any, as determined by the Committee. The Notes shall be secured by a pledge of the Shares and may be with recourse or without recourse. The Committee may determine that all or part of any dividends on the Shares be applied to reduce the outstanding principal and interest (if any) on the Notes. The Committee may further determine, at or before the time of purchase, that the Company and the Participant shall share the profit or loss, or both, upon the ultimate disposition of the Shares by the Participant, in such proportions and for such period of time as the Committee may specify. When the Notes become due, any or all of the Shares may be surrendered to the Company, at the option of the Participant, with their fair market value applied to any principal or interest then due on the Notes. The Committee may also determine principal, interest and repayment provisions in the event of death, disability or other termination of employment.

    7. OWNERSHIP OF SHARES. Participants shall be deemed to be the owners of Shares purchased pursuant to the Plan for all purposes. Participants shall be entitled to full voting rights and all other rights of holders of Common Stock of the Company. A Participant may sell Shares at any time, but the proceeds from such sale must be applied against the outstanding principal and interest (if any) on the Notes, with the balance of the proceeds to be retained by Participant.

    8. ADJUSTMENT. The number of Shares subject to the Plan shall be adjusted proportionately in the event that the Company's outstanding Common Stock is changed by any stock dividend, stock split or combination of shares. In the event of any other relevant change in the capitalization of the Company, the Committee shall provide for an equitable adjustment in the number of Shares then subject to the Plan.

    9. AMENDMENT OF PLAN. The Board of Directors of the Company or any authorized committee thereof may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall (a) without the consent of the Participant, adversely change or impair any rights previously granted to the Participant under the Plan, or (b) without the approval of the holder(s) of a majority of the voting power of the Common Stock and Common Stock Purchase Warrants of the Company, increase the number of Shares which may be purchased under the Plan.

    10. NO EMPLOYMENT RIGHTS. Neither the establishment of the Plan nor the purchase of Shares under the Plan shall be construed to give any employee the right to be retained in the Company's (or any of its subsidiaries') service or any benefits not specifically provided by the Plan, or to affect in any manner the Company's right to modify, amend or terminate any of its pension or retirement plans.

    11. EFFECTIVE DATE. The Plan shall become effective on September 8, 1994, subject to approval by the holder(s) of a majority of the voting power of the outstanding Common Stock and Common Stock Purchase Warrants of the Company, which approval may be by written consent. Shares may be sold to Participants under the Plan prior to such securityholder approval of the Plan, provided that any such sales are subject to securityholder approval of the Plan.

BETTERWORK, INCORPORATED                           PROXY/VOTING INSTRUCTION CARD
332 SOUTH MICHIGAN AVENUE
CHICAGO, ILLINOIS 60604
- - - - --------------------------------------------------------------------------------
- - - - --------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Gene Locks and Thomas A. Gildehaus and each of them, as the proxies and representatives of the undersigned, with full power of substitution, to vote all of the shares of common stock and warrants of UNR Industries, Inc. which the undersigned would be entitled to vote, with all powers which the undersigned would have if personally present, at the Special Meeting of Stockholders to be held on November 1, 1994 and at any adjournment or postponement thereof, as designated on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S) OR WARRANTHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.
  AND MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.

X  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.                             8680

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

                                                       FOR    AGAINST    ABSTAIN
1.  Proposal to approve UNR Industries, Inc. 1994
    Stock Option Plan.                                 / /      / /        / /

2.  Proposal to approve UNR Industries, Inc. 1994
    Executive Stock Purchase Plan.                     / /      / /        / /

In their discretion, the proxies and representatives are authorized to vote upon such other business as may properly come before this meeting.


NOTE: Please sign exactly as name(s) appear(s) below. If shares of common stock or warrants are held in the name of more than one person, all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.




- - - - -----------------------------------------------------------
Signature


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                                                      Date